ACQUISITIONS	3 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
ACQUISITIONS

2. ACQUISITIONS

iTRACS Corporation

In March 2013, the Company acquired substantially all of the assets and assumed certain liabilities of iTRACS Corporation (iTRACS) for approximately $34.0 million in cash. In March 2014, the Company reached an agreement with the former owners of iTRACS to adjust the purchase price by $4.7 million and that amount was received by the Company in April 2014. iTRACS develops and markets enterprise-class data center infrastructure management (DCIM) solutions and is reported within the Enterprise segment. iTRACS’ sales during the three months ended March 31, 2014 were not material. The allocation of the purchase price, based on the estimated fair values of assets acquired and liabilities assumed, is as follows (in millions):

Current assets	$1.7
Noncurrent assets, excluding intangible assets	0.7
Other intangible assets	13.1
Goodwill	15.1
Less: Liabilities assumed	(1.3)

Net acquisition cost	$29.3

The goodwill arising from the purchase price allocation of the iTRACS acquisition is believed to result from the company’s reputation in the marketplace and assembled workforce and is expected to be deductible for tax purposes.

Redwood Systems, Inc.

In July 2013, the Company acquired Redwood Systems, Inc. (Redwood), a provider of LED lighting solutions and integrated sensor networks for data centers and buildings. Redwood was acquired for an initial payment of $9.8 million and contingent consideration with an estimated fair value of $12.4 million as of the acquisition date. The Company may be required to pay up to an additional $37.25 million of consideration if certain net sales targets of up to $55.0 million are met over various periods through July 31, 2015. During the three months ended March 31, 2014, the estimated fair value of the contingent consideration was reduced to $7.7 million (see Note 7). In addition, there are potential retention payments for employees of Redwood of up to $11.75 million based on the same net sales targets as the contingent consideration. Net sales of Redwood products and services were immaterial for the three months ended March 31, 2014 and are reported in the Enterprise segment. The preliminary allocation of the purchase price, based on estimates of the fair values of assets acquired and liabilities assumed, is as follows (in millions):

Current assets	$2.6
Deferred taxes	7.3
Other intangible assets	9.0
Goodwill	4.2
Other noncurrent assets	0.8
Less: Liabilities assumed	(1.7)

Net acquisition cost	$22.2

The goodwill arising from the preliminary purchase price allocation of the Redwood acquisition is believed to result from the company’s reputation in the marketplace and assembled workforce and is not expected to be deductible for tax purposes.

The Company is still finalizing the valuation of the fair value of certain tangible and intangible assets acquired and as additional information is obtained, adjustments may be made to the preliminary purchase price allocation.